Scudder
Income
Fund


Semiannual Report
July 31, 1999


No-Load Funds


Seeks a high level of income consistent with the prudent investment of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                               Scudder Income Fund

--------------------------------------------------------------------------------
Date of Inception:  4/24/28     Total Net Assets as of     Ticker Symbol:  SCSBX
                                7/31/99: $762 million
--------------------------------------------------------------------------------

o Record levels of new corporate bond issuance and fears of incipient inflation contributed to a sharp drop in bond prices during the latter half of the reporting period.

o Fund management remained focused on corporate bonds, particularly non-cyclical issues in the media, telecommunications, and consumer non-durables sectors. Such companies tend to have steady, recurring cash flows, and are less affected by fluctuations in the economy.

o Management's decision to reduce duration and pare back on its position in corporates helped dampen the effects of the slump in bond prices.


                                Table of Contents

   3  Letter from the Fund's President      14  Financial Statements

   4  Performance Update                    17  Financial Highlights

   5  Portfolio Summary                     18  Notes to Financial Statements

   6  Portfolio Management Discussion       21  Officers and Trustees

   9  Glossary of Investment Terms          22  Investment Products and Services

  10  Investment Portfolio                  23  Scudder Solutions


                            2 - Scudder Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     The domestic economic expansion of the late 1990s has proven to be beneficial on many levels -- unemployment has fallen, home ownership has climbed to record levels, and of course, the stock market has soared to four straight years of gains over 20%. Although inflation has been virtually nonexistent during this time span, the fear that the strong economy would eventually create price pressures has been the cause of periodic slumps in the bond market. Most recently, stronger growth overseas has removed a powerful deflationary force from the global economy, and has sparked fears that inflation would finally begin to perk up in the United States. While so far price pressures have only emerged in specific areas of the economy, such as housing and energy, the Federal Reserve has nevertheless demonstrated the willingness to act preemptively to stem inflation before it emerges. In response to these developments, virtually all sectors of the bond market lost ground during the period.

     While price declines of any kind are always undesirable to bond investors, the retreat in bond prices over the last few months has been relatively small by historical measures. Seasoned investors understand that some price fluctuation is to be expected with bond funds. However, investments with a conservative approach and an emphasis on value and diversification, such as Scudder Income Fund, can help to minimize one's exposure during periods of rising rates. For more information on the recent market environment and the fund's investment strategy, please turn to the Portfolio Management Discussion on page 6.

     Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Income Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

     Thank you for your continued investment in Scudder Income Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at www.scudder.com.


     Sincerely,

     /s/Lynn S. Birdsong
     Lynn S. Birdsong
     President,
     Scudder Income Fund



                            3 - Scudder Income Fund

                    Performance Update as of July 31, 1999

-----------------------------
   Fund Index Comparisons
-----------------------------

                          Total Return
   --------------------------------------------
   Period
   Ended       Growth of              Average
   7/31/1999   $10,000    Cumulative  Annual
   --------------------------------------------
   Scudder Income Fund
   --------------------------------------------
   1 Year      $ 10,049        .49%      .49%
   5 Year      $ 13,747      37.47%     6.57%
   10 Year     $ 20,669     106.69%     7.53%
   --------------------------------------------
   LB Aggregate Bond Index
   --------------------------------------------
   1 Year      $ 10,247       2.47%     2.47%
   5 Year      $ 14,226      42.26%     7.30%
   10 Year     $ 21,336     113.36%     7.87%


------------------------------------
   Growth of a $10,000 Investment
------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

     LB Aggregate Bond Index  Scudder Income Fund

          '89    10000              10000
          '90    10704              10650
          '91    11849              11736
          '92    13602              13575
          '93    14986              15204
          '94    14998              15035
          '95    16514              16505
          '96    17427              17470
          '97    19305              19296
          '98    20821              20569
          '99    21336              20669

            Yearly Periods Ended July 31

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-------------------------------------
Returns and Per Share Information
-------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                                              Yearly Periods Ended July 31

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $12.87   $13.09   $13.91   $14.22  $12.79   $13.18   $13.02   $13.44  $13.53   $12.56
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $ 1.05   $ 1.04   $  .92   $  .92  $  .80   $  .81   $  .84   $  .80  $  .78   $  .80
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains and Paid-In
Distributions                       $   --   $   --   $  .25   $  .35  $  .51   $   --   $  .09   $  .10  $   --   $  .24
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 6.50    10.20    15.67    12.01   -1.12     9.78     5.84    10.45    6.60      .49
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                7.04    10.70    14.79    10.18     .08    10.11     5.53    10.78    7.85     2.47
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns would have been lower.

                            4 - Scudder Income Fund

                      Portfolio Summary as of July 31, 1999

-------------------
Diversification
-------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Corporate Bonds                      50%
   U.S. Treasury Obligations            24%
   U.S. Government Agency
     Pass-Thrus                         11%
   Asset Backed Securities               6%
   Cash Equivalents                      3%
   Collateralized Mortgage Obligations   2%
   Foreign Bonds -- U.S.$ Denominated    2%
   Other                                 2%
   ----------------------------------------
                                       100%
   ----------------------------------------


Management emphasized corporate issues, which continued to offer attractive yields in relation to other sectors of the bond market.

--------------
 Quality
--------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   U.S. Government and Agencies    36%
   AAA*                             8%
   AA                               7%
   A                               10%
   BBB                             21%
   BB                              10%
   B                                5%
   NR                               3%
   ------------------------------------
                                  100%
   ------------------------------------
   *Category includes cash equivalents

The fund's shift into higher quality securities helped mitigate the effects of weakness in the bond market.

------------------------
  Effective Maturity
------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Less than 1 year                 5%
   1 through 5 years               30%
   5 through 8 years               18%
   8 through 15 years              30%
   Greater than 15 years           17%
   ------------------------------------
                                  100%
   ------------------------------------
   Weighted average effective maturity: 9.17 years

As the reporting period progressed, management shifted assets into bonds with maturities of 3 to 5 years, which became more attractive as the yield curve flattened.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                            5 - Scudder Income Fund

Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Robert Cessine discusses Scudder Income Fund's strategy and the market environment in the six-month period ended July 31, 1999.

Q: Bond prices declined substantially over the last three months. What factors contributed to this slump?

A: The primary reason for the weakness in bond prices was the wide divergence between expectations and reality. At the beginning of the year, the bond market's strength reflected the consensus view that the global economy was going to slow substantially, possibly to a point that would spark widespread deflation. As the year progressed, however, it became increasingly apparent that growth was picking up. In the United States, employment, retail sales, and consumer spending reached some of the highest levels of recent years. Energy prices increased sharply due to OPEC's supply restraints, and other inflation measures began to show moderate rates of increase. Meanwhile, the resurgence in foreign growth placed additional upward pressure on global bond yields and removed a significant deterrent to an interest rate increase by the Federal Reserve. Bond prices fell as expectations increased that the Fed would have to raise interest rates, which it did at its meeting on June 30. The Fed's announcement of a "neutral" rate bias briefly relieved pressure from the market, but new evidence that inflation may be on the upswing pushed bond yields back to their previous highs by late July. Against this backdrop, the yield on the 30-year Treasury bond rose from 5.09% on January 31 to 6.10% by July 31.

Corporate issues and mortgage-backed securities suffered the worst damage once the drop in bond prices began to accelerate in May. Although strong corporate earnings and a rising stock market provided a positive backdrop for corporate bond prices early in the year, supply and demand factors drove down prices in all non-Treasury sectors over the final three months of the reporting period. In an environment where global fixed income supply is expected to top $5 trillion for the second straight year, concerns over heavy corporate issuance ahead of the Year 2000 deadline kept many investors away from the corporate sector. The effort to condense a year's worth of financing into a nine-month window has put significant pressure on the market by increasing supply at a time when interest rate jitters were already sapping demand. Illiquidity was also a major factor in larger credit spreads, as major broker-dealers were hesitant to take new bonds into their inventories with memories of last fall's financial crisis still fresh and the threat of Y2K-induced dislocations only months away. Mortgage-backed securities, which were hurt by fears of increasing prepayments early in the year and rising rates during the summer months, also posted poor performance.

Q:  How did the fund perform over the period?

A: For the six-month period ended July 31, 1999, the fund produced a total return of -2.94%, which trailed the -2.50% return of its benchmark, the Lehman Brothers Aggregate Bond Index. However, the fund's return placed it above the -3.51% average return for domestic taxable bond funds, as

                            6 - Scudder Income Fund
calculated by Lipper Analytical Services, Inc.^1 We attribute this positive showing to our conservative approach to duration management and the fact that we trimmed our position in corporates ahead of the sector's collapse in June and July.

Q:  How have you positioned the fund within the corporate sector?

A: Heading into 1999, we held a favorable view of "spread products," those issues that trade based on the difference between their yield and the yield on the U.S. Treasury issue of comparable maturity. We felt that corporates, in particular, offered significant value at that time. Our overweight position had a positive impact early in the period when the sector was strong, but we began to pare back on our holdings late in the first quarter on the belief that the interest rate environment would take a turn for the worse. The decision to reduce the fund's weighting in corporates helped performance by lessening the impact of the sector's weakness throughout the spring. Feeling that the slump had largely played itself out by mid-June, we began to make selective purchases of quality issues that had fallen to attractive levels.

We continue to underweight the so-called "smokestack industries" in order to gain shelter from fluctuations in the economy. We continue to overweight the consumer non-durables sector, which includes Safeway, Borden, Inc., and Pepsi Bottling Holdings. The telecommunications and media sectors, which tend to have non-cyclical revenue streams, were also heavily represented within the portfolio. Examples of bonds we hold in these sectors are those issued by Sprint, Time Warner, and TCI Communications. While heavy weighting in bonds with relatively stable cash flows contributed positively to the fund's performance over the past two years, such issues tended to underperform during the bond market's recent slump. A parallel can be drawn to the stock market, where higher quality names outperformed through 1998 and the first quarter of 1999, but gave way to cyclicals and other groups of lesser quality once the global economy began to pick up steam. Despite the recent weakness in these issues, we believe that a focus on quality will benefit the fund over time.

Q:  What has been your strategy with respect to duration?

A: At the beginning of the year, the fund's duration was slightly ahead of that of its benchmark. While this positioning contributed positively to performance earlier in the period, we felt that the combination of stronger than expected growth and heavy corporate bond issuance warranted a more defensive positioning as the year progressed. Consequently, we reduced the fund's duration to 5.0 years (from 5.21 at the start of the period), which represents a neutral positioning in comparison to the benchmark. We accomplished this by selling longer maturity bonds and reinvesting the proceeds into intermediate-term issues (those with maturities of 3-5 years), which in our view offered a better combination of risk and reward given the flatter yield curve. Going forward, we intend to keep duration neutral until such time as we see

-----------------------------
^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is not indicative of future results.

                            7 - Scudder Income Fund
indications that the economy is slowing, or we gain a clearer indication from the Fed as to what their next move might be.

Q:  In terms of credit quality, how did you position the portfolio?

A: The fund's average credit quality as of July 31 was AA. This positioning had little impact on relative performance; however, our decision to trim the fund's weighting in high yield issues from 19% to 15% hurt us in the latter part of the period. Our belief that the strong recent performance of high yield issues has left them highly vulnerable to the troubles plaguing the rest of the bond market prompted us to move money out of the sector and reinvest it in BBB-rated bonds. This move proved to be premature, however, since the high yield sector continued to outperform while the rest of the bond market stumbled.

Q:  What is your outlook for the bonds over the remainder of 1999?

A: We currently hold a neutral outlook on the fixed income markets. On one hand, we are concerned about the strength of the U.S. economy and the tight labor markets, factors that could potentially result in a higher rate of inflation. It is important to remember that the acceleration of inflation may be more important to market participants than its current low level. On the other hand, we believe that from the standpoint of a long-term investment horizon, i.e., one that extends beyond the Year 2000, the recent slump in corporates and mortgage-backed securities has produced some intriguing opportunities. Both Y2K and the overabundance of supply are essentially short-term phenomena that should disappear by year-end, a fact that makes current yield levels attractive on both a relative and an absolute basis. Going forward, we will strive to capitalize on these values, and will continue to seek the optimal balance of risk and return.

                            8 - Scudder Income Fund

                          Glossary of Investment Terms

CONSUMER NON-DURABLES               Products bought by consumers that are
                                    expected to last less than three years, such as food and drugs. Sales of non-durables generally tend to be less sensitive to economic fluctuations.

CYCLICALS                           Companies whose earnings are closely tied to
                                    the business cycle. Cyclical industries
                                    include steel, cement, paper, machinery, and autos.

DEFLATION                           A decline in the prices of goods and
                                    services. The opposite of inflation,
                                    deflation usually has a negative effect on output and employment.

DURATION A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

LIQUIDITY                           A characteristic of an investment or an
                                    asset referring to the ease of
                                    convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result

YIELD SPREAD                        The difference in yield between two types of
                                    bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder Kemper Investments, Inc; Barron's Dictionary of Finance and Investment Terms)

                            9 - Scudder Income Fund

              Investment Portfolio as of July 31, 1999 (Unaudited)
                                                                                                 Principal      Market
                                                                                                 Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.3%
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999 at 5.04%, to be
  repurchased at $24,627,339 on 8/2/1999, collateralized by a $22,750,000 U.S. Treasury Bond,                -----------
  7.25%, 5/15/2016 (Cost $24,617,000) .......................................................    24,617,000   24,617,000
                                                                                                             -----------
U.S. Government & Agencies 23.9%
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.75%, 6/30/2001 ........................................................    10,350,000   10,367,802
U.S. Treasury Note, 5.625%, 12/31/2002 ......................................................     5,000,000    4,971,100
U.S. Treasury Note, 5.5%, 5/31/2003 .........................................................    10,000,000    9,871,900
U.S. Treasury Note, 6.5%, 10/15/2006 ........................................................    12,000,000   12,281,280
U.S. Treasury Note, 4.75%, 11/15/2008 .......................................................     5,000,000    4,562,500
U.S. Treasury Note, 3.93%, 1/15/2009 ........................................................    16,000,000   16,006,811
U.S. Treasury Note, 5.5%, 5/15/2009 .........................................................    13,000,000   12,610,000
U.S. Treasury Bond, 10.75%, 8/15/2005 .......................................................    27,000,000   33,340,680
U.S. Treasury Bond, 9.375%, 2/15/2006 .......................................................    15,000,000   17,662,500
U.S. Treasury Bond, 7.25%, 5/15/2016 ........................................................    29,000,000   31,569,110
U.S. Treasury Bond, 6.25%, 8/15/2023 ........................................................    11,500,000   11,393,970
U.S. Treasury Bond, 3.68%, 4/15/2028 ........................................................    15,750,000   15,118,492
------------------------------------------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $189,866,395)                                                         179,756,145
------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-thrus 11.0%
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 8.0% with various maturities to 2/1/2013 .............    18,387,607   18,833,752
Federal National Mortgage Association, 6.5%, 3/1/2028 .......................................    38,563,606   36,719,784
Government National Mortgage Association Pass-thru, 7.5%, 11/15/2027 ........................     4,883,989    4,876,321
Government National Mortgage Association Pass-thru, 7.0% with various maturities to 5/1/2029     22,938,445   22,357,644
------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $86,038,501)                                                    82,787,501
------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.7%
------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Series 1997-QS12 A7, 7.25%, 11/25/2027 (Cost $13,395,306) .    13,173,012   12,985,709
                                                                                                             -----------
Foreign Bonds -- U.S.$ Denominated 2.1%
------------------------------------------------------------------------------------------------------------------------
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..................................................     9,000,000    8,514,180
Petroleum Geo-Services, 6.625%, 3/30/2008 ...................................................     8,000,000    7,474,880
------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $16,736,870)                                                   15,989,060
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                            10 - Scudder Income Fund

                                                                                   Principal     Market
                                                                                  Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------
Asset Backed 5.7%
---------------------------------------------------------------------------------------------------------
Automobile Receivables 1.9%
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 .............    7,000,000    6,943,125
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000    7,471,373    7,492,367
                                                                                              -----------
                                                                                               14,435,492
                                                                                              -----------
Credit Card Receivables 1.3%

MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...............................   10,000,000    9,693,700
                                                                                              -----------
Manufactured Housing Receivables 2.5%

Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/2028 ................    4,250,000    3,081,250
Green Tree Financial Corp., Series 1998-2 B1, 7.36%, 10/1/2020 ................    5,000,000    4,068,750
Green Tree Financial Corp., Series 1998-2 B1, 7.17%, 1/15/2029 ................    5,000,000    3,959,375
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011 ...    7,633,123    7,652,206
                                                                                              -----------
                                                                                               18,761,581
---------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $46,201,284)                                                          42,890,773
---------------------------------------------------------------------------------------------------------

Corporate Bonds 49.9%
---------------------------------------------------------------------------------------------------------
Consumer Staples 6.0%

Bass America Inc., 6.625%, 3/1/2003 ...........................................    9,500,000    9,381,155
Borden Inc., 7.875%, 2/15/2023 ................................................    5,000,000    3,987,550
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ..............................   10,000,000    9,018,000
Racers-Kellogg, 5.75%, 2/2/2001 ...............................................   10,000,000    9,965,000
Safeway Inc., 6.05%, 11/15/2003 ...............................................    6,000,000    5,797,860
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ....................................    7,000,000    6,807,500
                                                                                              -----------
                                                                                               44,957,065
                                                                                              -----------
Health 0.4%

Tenet Healthcare Corp., 8.625%, 1/15/2007 .....................................    3,000,000    2,910,000
                                                                                              -----------
Communications 4.4%

AT&T Corp., 6%, 3/15/2009 .....................................................    7,000,000    6,501,178
Qwest Communications International, 7.5%, 11/1/2008 ...........................   10,000,000    9,895,800
Sprint Capital Corp., 6.125%, 11/15/2008 ......................................   10,000,000    9,194,700
Sprint Capital Corp., 6.375%, 5/1/2009 ........................................    8,000,000    7,640,000
                                                                                              -----------
                                                                                               33,231,678
                                                                                              -----------
Financial 12.1%

Bank United Capital Trust, 10.25%, 12/31/2026 .................................    4,250,000    4,037,500
Boeing Capital Corp., 6.75%, 12/23/2003 .......................................   10,000,000   10,067,600
Capital One Bank, 6.57%, 1/27/2003 ............................................    5,000,000    4,903,000

    The accompanying notes are an integral part of the financial statements.

                            11 - Scudder Income Fund

                                                        Principal       Market
                                                        Amount ($)    Value ($)
-------------------------------------------------------------------------------
Commerce Bancorporation, 11.75%, 6/6/2027 ...........    6,200,000    6,634,000
First USA Bank, 5.85%, 2/22/2001 ....................    9,750,000    9,675,705
First Union Institutional Capital II, 7.85%, 1/1/2027   14,000,000   13,321,420
General Electric Capital Corp., 6.02%, 5/4/2001 .....    9,000,000    8,955,000
GS Escrow Corp., 7%, 8/1/2003 .......................    7,000,000    6,714,190
Home Savings of America, 6%, 11/1/2000 ..............   10,000,000    9,941,000
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ............    8,000,000    7,277,200
Prudential Insurance Co., 6.375%, 7/23/2006 .........   10,000,000    9,667,900
                                                                    -----------
                                                                     91,194,515
                                                                    -----------
Media 9.1%

Cablevision Systems Corp., 7.875%, 2/15/2018 ........   10,000,000    9,291,500
Chancellor Media Corp., 8%, 11/1/2008 ...............    6,000,000    5,850,000
Charter Communication Holdings LLC, 8.25%, 4/1/2007 .    7,000,000    6,632,500
News America Holdings Inc., 9.25%, 2/1/2013 .........   10,000,000   11,103,900
Outdoor Systems, Inc., 8.875%, 6/15/2007 ............   10,000,000   10,350,000
TCI-Communications, Inc., 8%, 8/1/2005 ..............   11,250,000   11,855,925
Time Warner Inc., 9.125%, 1/15/2013 .................   12,000,000   13,521,240
                                                                    -----------
                                                                     68,605,065
                                                                    -----------
Service Industries 0.5%

Allied Waste North America, 7.375%, 1/1/2004 ........    3,500,000    3,272,500
                                                                    -----------
Durables 2.1%

Lear Corp., 7.96%, 5/15/2005 ........................    8,000,000    7,836,000
Martin Marietta Corp., 6.5%, 4/15/2003 ..............    8,000,000    7,814,800
                                                                    -----------
                                                                     15,650,800
                                                                    -----------
Manufacturing 2.2%

Apache Corp., 7.7%, 3/15/2026 .......................    2,000,000    1,964,320
Graham Packaging Co., 8.75%, 1/15/2008 ..............    5,150,000    4,969,750
Xerox Corp., 5.5%, 11/15/2003 .......................   10,000,000    9,537,000
                                                                    -----------
                                                                     16,471,070
                                                                    -----------
Technology 1.0%

Raytheon Co., 6%, 12/15/2010 ........................    8,000,000    7,258,800
                                                                    -----------
Energy 5.6%

Anadarko Petroleum Corp., 7%, 11/15/2027 ............   11,600,000   10,365,064
Barrett Resources Corp., 7.55%, 2/1/2007 ............    6,700,000    6,381,750
Conoco, Inc., 6.35%, 4/15/2009 ......................    5,500,000    5,236,275
Lomak Petroleum, Inc., 8.75%, 1/15/2007 .............    5,000,000    4,650,000

    The accompanying notes are an integral part of the financial statements.

                            12 - Scudder Income Fund

                                                                Principal      Market
                                                                Amount ($)    Value ($)
---------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 .........     5,000,000    4,853,950
Pioneer Natural Resources Co., 7.2%, 1/15/2028 .............     6,500,000    4,923,750
Texas Eastern Transmission Corp., 10%, 8/15/2001 ...........     5,500,000    5,865,255
                                                                            -----------
                                                                             42,276,044
                                                                            -----------
Construction 0.4%

Nortek, Inc., 9.125%, 9/1/2007 .............................     3,250,000    3,233,750
                                                                            -----------
Transportation 2.2%

Allied Holdings Inc., 8.625%, 10/1/2007 ....................     4,000,000    3,680,000
Continental Airlines Inc., 6.795%, 8/2/2018 ................     8,000,000    7,569,600
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ...........     5,000,000    5,125,000
                                                                            -----------
                                                                             16,374,600
                                                                            -----------
Utilities 3.9%

Houston Light & Power Capital Trust II, 8.257%, 2/1/2037 ...     6,500,000    6,110,000
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ...............    13,000,000   13,111,930
Public Service Co. of Colorado, 6%, 4/15/2003 ..............    10,000,000    9,747,600
                                                                            -----------
                                                                             28,969,530
---------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $391,091,422)                                   374,405,417
---------------------------------------------------------------------------------------

Other 2.4%
---------------------------------------------------------------------------------------
New Jersey Economic Development Authority, 7.425%, 2/15/2029     3,500,000    3,511,725
Riverside Loan Trust I, 7.438%, 7/16/2008 ..................    15,000,000   14,316,915
---------------------------------------------------------------------------------------
Total Other (Cost $18,500,000)                                               17,828,640
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $786,446,778) (a)                751,260,245
---------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $786,675,997. At July 31, 1999, net unrealized depreciation for all securities based on tax cost was $35,415,752. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,460,549 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $37,876,301.

     Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

                            13 - Scudder Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of July 31, 1999 (Unaudited)


Assets
-----------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $786,446,778) .......   $ 751,260,245
                  Interest receivable .........................................      12,314,097
                  Receivable for Fund shares sold .............................         495,261
                  Other receivables and assets ................................          10,303
                                                                                  -------------
                  Total assets ................................................     764,079,906
Liabilities
-----------------------------------------------------------------------------------------------
                  Due to custodian bank .......................................           3,186
                  Payable for Fund shares redeemed ............................         989,271
                  Accrued management fee ......................................          91,981
                  Other payables and accrued expenses .........................       1,161,375
                                                                                  -------------
                  Total liabilities ...........................................       2,245,813
                  -----------------------------------------------------------------------------
                  Net assets, at market value                                     $ 761,834,093
                  -----------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income .........................       4,727,080
                  Net unrealized appreciation (depreciation) on investments ...     (35,186,533)
                  Accumulated net realized gain (loss) ........................      (7,149,984)
                  Paid-in capital .............................................     799,443,530
                  -----------------------------------------------------------------------------
                  Net assets, at market value                                     $ 761,834,093
                  -----------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($761,834,093 / 60,633,755 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares          -------------
                    authorized) ...............................................          $12.56
                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                            14 - Scudder Income Fund

                             Statement of Operations

                   six months ended July 31, 1999 (Unaudited)


Investment Income
---------------------------------------------------------------------------------------------------
                     Income:
                     Interest ......................................................   $ 26,962,661
                                                                                       ------------

                     Expenses:
                     Management fee ................................................      2,293,474
                     Services to shareholders ......................................      3,168,064
                     Custodian and accounting fees .................................         65,658
                     Trustees' fees and expenses ...................................         18,967
                     Reports to shareholders .......................................         72,013
                     Auditing ......................................................         25,461
                     Legal .........................................................          4,092
                     Registration fees .............................................         33,029
                     Other .........................................................         15,413
                                                                                       ------------
                     Total expenses before reductions ..............................      5,696,171
                     Expense reductions ............................................     (2,034,504)
                                                                                       ------------
                     Expenses, net .................................................      3,661,667
                     ------------------------------------------------------------------------------
                     Net investment income                                               23,300,994
                     ------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
---------------------------------------------------------------------------------------------------
                     Net realized gain (loss) from investment transactions .........     (4,262,218)
                                                                                       ------------
                     Net unrealized appreciation (depreciation) during the period on
                       investments .................................................    (42,157,592)
                     ------------------------------------------------------------------------------
                     Net gain (loss) on investments                                     (46,419,810)
                     ------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------
                     Net increase (decrease) in net assets resulting from operations   $(23,118,816)
                     ------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                            15 - Scudder Income Fund

                       Statements of Changes in Net Assets


                                                                                   Six Months       For the One
                                                                                     Ended          Month Ended      Year Ended
                                                                                 July 31, 1999   January 31, 1999   December 31,
Increase (Decrease) in Net Assets                                                 (Unaudited)        (Note A)           1998
--------------------------------------------------------------------------------------------------------------------------------
                              Operations:
                              Net investment income ..........................   $  23,300,994    $   4,044,321    $  45,678,014
                              Net realized gain (loss) from investment
                                 transactions ................................      (4,262,218)      (1,400,330)      14,304,429
                              Net unrealized appreciation (depreciation) on
                                 investment transactions during the period ...     (42,157,592)       4,596,618      (15,559,064)
                                                                                 -------------    -------------    -------------
                              Net increase (decrease) in net assets resulting
                                 from operations .............................     (23,118,816)       7,240,609       44,423,379
                                                                                 -------------    -------------    -------------
                              Distributions to shareholders:
                              From net investment income .....................     (23,623,871)              --      (44,503,457)
                                                                                 -------------    -------------    -------------
                              From net realized gain (loss) ..................              --               --      (14,183,125)
                                                                                 -------------    -------------    -------------
                              Fund share transactions:
                              Proceeds from shares sold ......................     142,792,389       33,147,329      334,489,016
                              Net asset value of shares issued to shareholders
                                 in reinvestment of distributions ............      21,324,164            1,359       53,731,519
                              Cost of shares redeemed ........................    (141,268,628)     (60,589,752)    (263,283,739)
                                                                                 -------------    -------------    -------------
                              Net increase (decrease) in net assets from Fund
                                 share transactions ..........................      22,847,925      (27,441,064)     124,936,796
                                                                                 -------------    -------------    -------------
                              Increase (decrease) in net assets ..............     (23,894,762)     (20,200,455)     110,673,593
                              Net assets at beginning of period ..............     785,728,855      805,929,310      695,255,717
                              Net assets at end of period (including
                                 undistributed net investment income of
                                 $4,727,080, $5,049,957, and $1,022,643,         -------------    -------------    -------------
                                 respectively) ...............................   $ 761,834,093    $ 785,728,855    $ 805,929,310
                                                                                 -------------    -------------    -------------
Other Information
                                                                                                                   -------------
                              Increase (decrease) in Fund shares
                              Shares outstanding at beginning of period ......      58,833,586       60,884,669       51,662,855
                                                                                 -------------    -------------    -------------
                              Shares sold ....................................      11,052,618        2,505,854       24,661,783
                              Shares issued to shareholders in reinvestment of
                                 distributions ...............................       1,673,039              107        4,016,366
                              Shares redeemed ................................     (10,925,488)      (4,557,044)     (19,456,335)
                                                                                 -------------    -------------    -------------
                              Net increase (decrease) in Fund shares .........       1,800,169       (2,051,083)       9,221,814
                                                                                 -------------    -------------    -------------
                              Shares outstanding at end of period ............      60,633,755       58,833,586       60,884,669
                                                                                 -------------    -------------    -------------


    The accompanying notes are an integral part of the financial statements.

                            16 - Scudder Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                      Six Months  For the One
                                                         Ended    Month Ended
                                                        July 31,  January 31,                  Years Ended December 31,
                                                        1999(a)     1999(a)
                                                      (Unaudited)  (Note A)      1998(a)     1997(a)   1996(a)     1995     1994
----------------------------------------------------------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------
Net asset value, beginning of period .............      $ 13.36     $ 13.24      $ 13.46     $ 13.15   $ 13.61    $ 12.32  $ 13.71
Income from investment operations:                  ------------------------------------------------------------------------------
Net investment income ............................          .39         .07          .81         .80       .80        .83      .84
Net realized and unrealized gain (loss) on
  investments ....................................         (.79)        .05          .00(c)      .31      (.36)      1.41    (1.45)
Total from investment operations .................         (.40)        .12          .81        1.11       .44       2.24     (.61)
Less distributions:
From net investment income .......................         (.40)         --         (.79)       (.79)     (.81)      (.92)    (.78)
From net realized gains on investment transactions           --          --         (.24)       (.01)     (.09)      (.03)      --
                                                    ------------------------------------------------------------------------------
Total distributions ..............................         (.40)         --        (1.03)       (.80)     (.90)      (.95)    (.78)
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ...................      $ 12.56     $ 13.36      $ 13.24     $ 13.46   $ 13.15    $ 13.61  $ 12.32
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .................................        (2.94)**(b)   .91**(b)    6.11(b)     8.66      3.41      18.54    (4.43)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........          762         786          806         695       579        578      463
Ratio of operating expenses, net to average daily
  net assets (%) .................................          .95*        .95*         .99        1.18       .98        .99      .97
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ....         1.48*       1.50*        1.33        1.18       .98        .99      .97
Ratio of net investment income to average daily
  net assets (%) .................................         6.05*       5.85*        5.98        6.00      6.01       6.35     6.43
Portfolio turnover rate (%) ......................         61.3*       20.6**      125.7        61.9      66.9      128.3     60.3

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c)   Amount is less than one half of $.01.
*     Annualized
**    Not annualized

                            17 - Scudder Income Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At January 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $2,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31,2007, the expiration date.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

                            18 - Scudder Income Fund

                      B. Purchases and Sales of Securities

During the six months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government Obligations) aggregated $106,778,572 and $123,534,223, respectively. Purchases and sales of direct U.S. Government obligations aggregated $120,464,457 and $110,368,906, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Effective March 2, 1998, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.95% of average daily net assets until April 30, 2000. Accordingly, for the six months ended July 31, 1999, the Adviser did not impose a portion of its management fee aggregating $2,034,504 and the amount imposed aggregated $258,970, which was equivalent to an annualized effective rate of 0.07% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended July 31, 1999, the amount charged to the Fund by SSC aggregated $390,498, of which $57,394 is unpaid at July 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended July 31, 1999, the amount charged to the Fund by STC aggregated $1,692,487, of which $576,331 is unpaid at July 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $47,305, of which $15,537 is unpaid at July 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $490,126.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended July 31, 1999, Trustees' fees and expenses aggregated $18,967.

                            19 - Scudder Income Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                            20 - Scudder Income Fund

                             Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                            21 - Scudder Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                            22 - Scudder Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
------------------------------------------------------------------------------------------------------------------------------
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                            23 - Scudder Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.